SIXTH AMENDMENT
TO THE
EMPLOYEES' RETIREMENT PLAN
OF
EASTERN UTILITIES ASSOCIATES
AND ITS AFFILIATED COMPANIES

        WHEREAS, Eastern Utilities Associates (the "Employer") previously established the Employees' Retirement Plan of Eastern Utilities Associates and Its Affiliated Companies (the "Plan"); and

        WHEREAS, the Employer amended and restated the Plan effective January 1, 1989; and

        WHEREAS, the Employer has reserved the right to amend the Plan from time to time under Section 12.1 of the Plan;

        NOW, THEREFORE, in accordance with and pursuant to the foregoing, the Plan is amended effective as of January 1, 1999, as follows:

        Paragraph C.1.0. of Addendum Number Three of the Plan, is amended by removing the date of "December 31, 1996" and substituting it with "December 31, 1997".

        IN WITNESS WHEREOF, the Employer has caused this instrument to be executed by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, as of the 19th day of April, 1999.

                                        EASTERN UTILITIES ASSOCIATES



                                        By: /s/ Donald G. Pardus
                                                Donald G. Pardus
                                                Chairman
ATTEST:


/s/ Clifford J. Hebert, Jr.
Clifford J. Hebert, Jr.
Secretary

(corporate seal)